Exhibit 10.81


                                FX ENERGY, INC.
                         2004 LONG-TERM INCENTIVE PLAN

         FX Energy, Inc., a Nevada corporation (the "Company"), hereby adopts this "2004 Long-Term Incentive Plan" (the "Plan").

         1. Purposes of the Plan. The Board has adopted this Plan with the intent, and directs that it be administered as necessary, to attract and retain the best available personnel for positions of substantial responsibility; provide additional incentive to Employees, Directors and Consultants; and promote the success of the Company's business.

         Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan in accordance with section 4 of the Plan.

                  (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under the corporate laws of the state in which the Company is incorporated, federal and state securities laws, the Code, the regulations and policies of any stock exchange or quotation system on which the Common Stock is listed or quoted, and the Applicable Laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are or will be granted under the Plan.

                  (c) "Board" means the Board of Directors of the Company.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended.

                  (e) "Committee" means a committee of Directors appointed by the Board in accordance with section 4 of the Plan.

                  (f) "Common Stock" means the common stock of the Company.

                  (g) "Company" means FX Energy, Inc., a Nevada corporation.

                  (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity, including, at the discretion of the Administrator, an entity that is not a natural person.

                  (i) "Director" means a member of the Board.

                  (j) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

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                  (k) "Employee" means any person, including Officers and
         Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91st day of such leave, any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a Director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                  (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i) if the Common Stock is listed on any established
                  stock exchange or a national market system, including the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported by Nasdaq, The Wall Street Journal, or such other source as the Administrator deems reliable;

                           (ii) if the Common Stock is regularly quoted in an
                  inter-dealer quotation medium, but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported by such inter-dealer quotation medium, The Wall Street Journal, or such other source as the Administrator deems reliable; or

                           (iii) in the absence of an established market for the
                  Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

                  (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                  (o) "Inside Director" means a Director who is an Employee.

                  (p) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

                  (q) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of, and subject to the terms of, the Option Agreement.

                  (r) "Officer" means a person who is an executive officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (s) "Option" means a stock option granted pursuant to the Plan.

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                  (t) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                  (u) "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

                  (v) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

                  (w) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

                  (x) "Outside Director" means a Director who meets the definition of both a "Non-Employee Director" (as defined in Rule 16b-3 of the Exchange Act) and "Outside Director" (as defined in Section 162(m) of the Code).

                  (y) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (z) "Plan" means this 2004 Long-Term Incentive Plan, as the same may be amended and restated from time to time.

                  (aa) "Restricted Stock" means Shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under section 11 of the Plan.

                  (bb) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

                  (cc) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

                  (dd) "Section 16(b)" means Section 16(b) of the Exchange Act.

                  (ee) "Service Provider" means an Employee, Director or Consultant.

                  (ff) "Share" means a share of Common Stock, as adjusted in accordance with section 15 of the Plan.

                  (gg) "Stock Purchase Right" means the right to purchase Common Stock pursuant to section 11 of the Plan, as evidenced by a Notice of Grant.

                  (hh) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of section 15 of the Plan, the maximum aggregate number of Shares on which Options may be

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granted and which may be sold on the exercise of such Options and under
Restricted Stock Purchase Agreements under the Plan is 1,000,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

         4. Administration of the Plan.

                  (a) Procedure.

                           (i) The Board may designate different Committees to
                  administer the Plan with respect to different groups of Service Providers.

                           (ii) To the extent that the Administrator determines
                  it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "Outside Directors" within the meaning of Section 162(m) of the Code.

                           (iii) To the extent desirable to qualify transactions
                  hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                           (iv) Other than as provided above, the Plan shall be
                  administered by the Board or a Committee, which Committee shall be constituted to satisfy Applicable Laws.

                  (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                           (i) to determine the Fair Market Value;

                           (ii) to select the Service Providers to whom Options
                  and Stock Purchase Rights may be granted hereunder;

                           (iii) to determine the number of Shares of Common
                  Stock to be covered by each Option and Stock Purchase Right granted hereunder;

                           (iv) to approve forms of agreement for use under the
                  Plan;

                           (v) to determine the terms and conditions, not
                  inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or

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                  waiver of forfeiture restrictions, and any restriction or
                  limitation regarding any Option or Stock Purchase Right or the Shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                           (vi) to reduce the exercise price of any Option or
                  Stock Purchase Right to the then-current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

                           (vii) to institute an Option Exchange Program;

                           (viii) to construe and interpret the terms of the
                  Plan and awards granted pursuant to the Plan;

                           (ix) to establish, amend and rescind rules and
                  regulations relating to the Plan, including rules and regulations relating to subplans established for the purpose of satisfying applicable foreign laws;

                           (x) to modify or amend each Option or Stock Purchase
                  Right (subject to section 17(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                           (xi) to authorize any person to execute on behalf of
                  the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

                           (xii) to correct any defect, supply any omission, or
                  reconcile any inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary, all of which determinations and interpretations made by the Administrator shall be conclusive and binding on all Optionees, any other holders of Options, and on their legal representatives and beneficiaries;

                           (xiii) except to the extent prohibited by or
                  impermissible in order to obtain treatment desired by the Administrator under Applicable Law or rule, to allocate or delegate all or any portion of its powers and responsibilities to any one or more of its members or to any person(s) selected by it, subject to revocation or modification by the Administrator of such allocation or delegation; and

                           (xiv) to make all other determinations deemed
                  necessary or advisable for administering the Plan.

                  (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

         5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

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         6. Limitations.

                  (a) Designation. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all Plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  (b) No Right of Continuing Service or Employment. Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

         7. Term of Plan. Subject to section 21 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of 10 years unless terminated earlier under section 17 of the Plan.

         8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be 10 years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five years from the date of grant or such shorter term as may be provided in the Option Agreement.

         9. Option Exercise Price and Consideration.

                  (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator and specified in the Option Agreement, subject to the following:

                           (i) In the case of an Incentive Stock Option:

                                    (1) granted to an Employee who, at the time
                           the Incentive Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                    (2) granted to any Employee other than an
                           Employee described in subsection 9(a)(i)(1) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (ii) In the case of a Nonstatutory Stock Option, the
                  per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option

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                  intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (iii) Notwithstanding the foregoing, Options may be
                  granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

                  (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

                  (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of:

                           (i) cash;

                           (ii) check;

                           (iii) promissory note, except in the case of Options
                  granted to or held by executive officers or directors;

                           (iv) other Shares, provided Shares acquired from the
                  Company have been owned by the Optionee for more than six months on the date of surrender and have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                           (v) consideration received by the Company under a
                  cashless exercise program implemented by the Company in connection with the Plan;

                           (vi) a reduction in the amount of any Company
                  liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                           (vii) any combination of the foregoing methods of
                  payment; or

                           (viii) such other consideration and method of payment
                  for the issuance of Shares to the extent permitted by Applicable Laws.

         In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant as set forth in the Option Agreement. Notwithstanding the form of consideration determined by the Administrator at the time of grant, the Administrator shall have the authority, in its sole and absolute discretion, to accept other forms of consideration as the method of payment.

         10. Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not

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         be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse or in the name of a family trust of which the Optionee is a trustee. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised; provided that if the Company shall be advised by counsel that certain requirements under the federal, state or foreign securities laws must be met before Shares may be issued under this Plan, the Company shall notify all persons who have been issued Options, and the Company shall have no liability for failure to issue Shares under any exercise of Options because of delay while such requirements are being met or the inability of the Company to comply with such requirements. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in section 15 of the Plan. Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for 12 months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain

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         exercisable for 12 months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         11. Stock Purchase Rights.

                  (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

                  (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser plus interest at the rate of 10% per year from the date of the original purchase and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

                  (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

                  (d) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in section 15 of the Plan.

         12. Withholding. If the grant or exercise of an Option or a Stock Purchase Right pursuant to this Plan, or any other event in connection with any such grant or exercise, creates an obligation to withhold income and employment taxes pursuant to the Applicable Laws, such obligation may, at the sole and absolute discretion of the Administrator at the time of the grant of the Option or Stock Purchase Right and to the extent permitted by the terms of the Option or Stock Purchase Right and the then-governing provisions of the Code and the Exchange Act, be satisfied (a) by the holder of the Option or Stock Purchase Right delivering to the Company an amount of cash equal to such withholding obligation; (b) by the Company withholding from any compensation or other amount owing to the holder of the Option or Stock Purchase Right the amount (in cash, stock or other property as the Company may determine) of the withholding obligation; (c) by the Company withholding Shares of stock subject to the Option

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or Stock Purchase Right with a Fair Market Value equal to such obligation; or
(d) by the holder of the Option or Stock Purchase Right either delivering Shares of stock that have been owned by the holder for more than six months or canceling Options or other rights to acquire stock from the Company that have been held for more than six months with a Fair Market Value equal to such requirements. In all events, delivery of Shares of stock issuable on exercise of the Option or on grant of the Stock Purchase Right shall be conditioned upon and subject to the satisfaction or making provision for the satisfaction of the withholding obligation of the Company resulting from the grant or exercise of the Option, grant of the Stock Purchase Right, or any other event in accordance with the foregoing. The Company shall be further authorized to take such other action as may be necessary, in the opinion of the Company, to satisfy all obligations for the payment of such taxes.

         13. Nontransferability of Options and Stock Purchase Rights.

         (a) An Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee, all save and except only (i) an Optionee's family member who has acquired the Option or Stock Purchase Right through a gift or a transfer for value pursuant to a domestic relations order in settlement of marital property rights or a transfer to an entity in which more that 50% of the voting interests owned by an Optionee's family members or the Optionee in exchange for an interest in that entity, all as more particularly provided in the general instructions to Form S-8 or any successor form under the Securities Act of 1933; or (ii) unless determined otherwise by the Administrator, in which case such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

         (b) An Incentive Stock Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. An Incentive Stock Option can only be exercised by Optionee. In the event of the death of Optionee while an eligible employee of the Company or within three months after termination thereof, this Option can be exercised by the executor or personal representative of the estate of Optionee or such other person who has acquired this Option as a bequest or by inheritance from Optionee.

         14. Grants to Directors and Officers. To the extent the Company has a class of securities registered under Section 12 of the Exchange Act, Options or Stock Purchase Rights granted under the Plan to Directors and Officers (as used in Rule 16b-3 promulgated under the Exchange Act or any amendment or successor rule of like tenor) intended to qualify for the exemption from Section 16(b) of the Exchange Act provided in Rule 16b-3 shall, in addition to being subject to the other restrictions and limitations set forth in this Plan, be made as follows:

                  (a) Requirements for Grant to Officer or Director. A transaction whereby there is a grant of an Option or Stock Purchase Right pursuant to this Plan must satisfy one of the following:

                           (i) The transaction must be approved by the Board or
                  duly authorized Committee composed solely of two or more Outside Directors of the Company.

                           (ii) The transaction must be approved or ratified, in
                  compliance with Section 14 of the Exchange Act, by either: (1) the affirmative vote of the holders of a majority of the securities of the Company present or represented and entitled to vote at a meeting of the stockholders of the Company held in accordance with the Applicable Laws of the state of incorporation of the Company; or (2) if allowed by applicable

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                  state law, the written consent of the holders of a majority, or such greater percentage as may be required by Applicable Laws of the state of incorporation of the Company, of the securities of the Company entitled to vote. If the transaction is ratified by the stockholders, such ratification must occur no later than the date of the next annual meeting of stockholders.

                           (iii) The stock acquired must be held by the Officer
                  or Director for a period of six months subsequent to the date of the grant; provided that if the transaction involves a derivative security (as defined in Section 16 of the Exchange
                  Act), this condition shall be satisfied if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than on exercise or conversion) or its underlying equity security.

                  (b) Approval Required for Disposition of Securities. Any transaction involving the disposition by the Company of its securities in connection with Options or Stock Purchase Rights granted pursuant to this Plan to an Officer or Director shall:

                           (i) be approved by the Board or duly authorized
                  Committee composed solely of two or more Outside Directors; or

                           (ii) be approved or ratified, in compliance with
                  Section 14 of the Exchange Act, by either: (1) the affirmative vote of the holders of a majority of the securities of the Company present or represented and entitled to vote at a meeting duly held in accordance with the Applicable Laws of the state of incorporation of the Company; or (2) if allowed by applicable state law, the written consent of the holders of a majority, or such greater percentage as may be required by Applicable Laws of the state of incorporation of the Company, of the securities of the Company entitled to vote; provided that such ratification occurs no later than the date of the next annual meeting of stockholders;

         unless the securities so acquired are held by the Officer or Director for six months following the date of such acquisition, provided that this condition shall be satisfied with respect to a derivative security if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security..

All of the foregoing restrictions and limitations are based on the governing provisions of the Exchange Act and the rules and regulations promulgated thereunder as of the date of adoption of this Plan. If, at any time, the governing provisions are amended to permit an Option or Stock Purchase Right to be granted or exercised pursuant to Rule 16b-3 or any amendment or successor rule of like tenor without one or more of the foregoing restrictions or limitations, or the terms of such restrictions or limitations are modified, the Administrator may award Options or Stock Purchase Rights to Directors and Officers and may modify outstanding Options or Stock Purchase Rights in accordance with such changes, all to the extent that such action by the Administrator does not disqualify the Options or Stock Purchase Rights from exemption under the provisions of Rule 16b-3 or any amendment or successor rule of similar tenor.

         15. Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

                  (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares of Common Stock covered by each outstanding Option and Stock Purchase Right, the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, the

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         number of Shares that may be added annually to the Shares reserved under the Plan by the Board (pursuant to section 3), as well as the price per Share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration within the meaning of the preceding clause. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option or Stock Purchase Right.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until 10 days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

                  (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent Option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. With respect to Options granted to an Outside Director pursuant to section 14 that are assumed or substituted for, if following such assumption or substitution the Optionee's status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, then the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable.

                  In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of 15 days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period.

                  For the purposes of this subsection, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the Option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or

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

         Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the merger or sale of assets.

         16. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

         17. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

                  (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

                  (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

         18. Conditions upon Issuance of Shares.

                  (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

         19. Inability To Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

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

         20. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         21. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within 12 months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.




                             SECRETARY'S CERTIFICATE

         The undersigned, the duly constituted and elected secretary of FX Energy, Inc., hereby certifies that pursuant to resolution duly adopted by the stockholders on May ___, 2004, in accordance with the requirements of law and the Company's articles of incorporation and bylaws, the foregoing FX Energy, Inc. 2004 Long-Term Incentive Plan was approved by the affirmative vote of the holders of a majority of the Shares of Common Stock.

         DATED this 16 day of June, 2004.


                                                  /s/ Scott J. Duncan
                                                 -------------------------------
                                                  Scott J. Duncan, Secretary

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